UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐		Preliminary Proxy Statement
☐		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒		Definitive Proxy Statement
☐		Definitive Additional Materials
☐		Soliciting Material Pursuant to §240.14a-12
FRANKLIN STREET PROPERTIES CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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	2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

March 31, 2017

Dear Fellow Stockholder:

It is our pleasure to invite you to attend the 2017 Annual Meeting of Stockholders. The Annual Meeting will be held at the Four Points By Sheraton Wakefield Boston Hotel & Conference Center, One Audubon Road, Wakefield, Massachusetts 01880 on Thursday, May 11, 2017 at 11:00 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at the Annual Meeting. We urge you to review these proxy materials carefully and to use this opportunity to take part in the affairs of Franklin Street Properties by voting on the matters described in the Proxy Statement.

We are pleased to inform you that we will again be taking advantage of the “Notice and Access” method of providing proxy materials via the Internet. On or about Friday, March 31, 2017, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2017 Proxy Statement and 2016 Annual Report and how to vote. This notice also contains instructions on how to receive a paper or e-mail copy of the proxy materials. We believe that this method will expedite your receipt of proxy materials, help conserve natural resources and reduce our printing and mailing costs.

Your vote is important. We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Instructions on how to vote are contained in this Proxy Statement.

Thank you for your continued support of Franklin Street Properties. We look forward to seeing you on May 11, 2017.

Sincerely,

George J. Carter
Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on May 11, 2017

The Proxy Statement and 2016 Annual Report to Stockholders

are available electronically at www.proxyvote.com

INFORMATION REGARDING ADMISSION TO THE ANNUAL MEETING

Anyone attending the Annual Meeting may be asked to present both proof of ownership of common stock of Franklin Street Properties and a valid picture identification, such as a driver’s license or passport. If your shares are held in the name of a broker, financial institution or other nominee, you will need a recent brokerage statement or letter from such entity reflecting your stock ownership as of the record date. If you do not have both proof of ownership of Franklin Street Properties common stock and a valid picture identification, you may be denied admission to the Annual Meeting.

Cameras, sound or video recording devices, and large bags or packages will not be allowed in the meeting room. Attendees may be subject to security inspections and other security precautions.

TABLE OF CONTENTS

Page

Notice of Annual Meeting of Stockholders	1

Proxy Summary	2

Questions and Answers	7

Proxy Materials, Voting Information and Annual Meeting Information	7
Communications and Stockholder Proposals	11

Proposal 1 – Election of Directors	13

Nominees for Director	13
Director Qualifications and Biographical Information	14

Corporate Governance	21

Introduction	21
Board of Directors and its Committees	21
Director Independence	21
Board Meetings, Annual Meeting of Stockholders, and Attendance	22
Current Board Leadership Structure	22
Lead Independent Director	22
The Board’s Role in Succession Planning	23
The Board’s Role in Risk Oversight	23
Executive Sessions	23
Committees of the Board	23
Director Nomination Process	25
Stockholder Recommendations and Board Nominations	25
Code of Business Conduct and Ethics	26
Compensation Committee Interlocks and Insider Participation	26

Director Compensation and Stock Ownership Guidelines	27

Non-employee Director Ownership and Stock Holding Requirements	27

Report of the Audit Committee	28

Independent Registered Public Accountants Fees and Services	30

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accountant Firm	31

Proposal 3 — Advisory Vote on Executive Compensation	32

Proposal 4 — Advisory Vote on Frequency of Future Executive Compensation Advisory Votes	33

Compensation Discussion and Analysis	34

Overview	34
The objectives of our executive compensation programs	34
What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay	35
Each element of compensation and why we choose to pay each element	35
How each element and our decisions regarding that element fit into our overall compensation objectives and effect decisions regarding other elements	37

Summary Compensation Table	39

Compensation Committee Report	40

FRANKLIN STREET PROPERTIES CORP.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 11, 2017

The 2017 Annual Meeting of Stockholders of Franklin Street Properties Corp. will be held on Thursday, May 11, 2017, at 11:00 a.m. Eastern Time, at the Four Points By Sheraton Wakefield Boston Hotel & Conference Center, One Audubon Road, Wakefield, Massachusetts 01880 for the following purposes:

1.	To elect two Class III Directors, each to serve for a term expiring at the 2020 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified;
2.	To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.	To approve, by non-binding vote, our executive compensation;
4.	To recommend, by non-binding vote, the frequency of future executive compensation advisory votes; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These matters are more fully described in the accompanying Proxy Statement.

You may vote if you were a stockholder of record as of the close of business on March 3, 2017. If you do not plan to attend the Annual Meeting and vote your shares of common stock in person, we urge you to vote your shares as instructed in the Proxy Statement.

If your shares of common stock are held by a broker, financial institution or other nominee, please follow the instructions you receive from your broker, financial institution or other nominee to have your shares of common stock voted.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Wakefield, Massachusetts

March 31, 2017

By order of the Board of Directors,

Scott H. Carter, Esq.
Executive Vice President, General Counsel and Secretary

INFORMATION REGARDING ADMISSION TO THE ANNUAL MEETING

Anyone attending the Annual Meeting may be asked to present both proof of ownership of common stock of Franklin Street Properties and a valid picture identification, such as a driver’s license or passport. If your shares are held in the name of a broker, financial institution or other nominee, you will need a recent brokerage statement or letter from such entity reflecting your stock ownership as of the record date. If you do not have both proof of ownership of Franklin Street Properties common stock and a valid picture identification, you may be denied admission to the Annual Meeting.

Cameras, sound or video recording devices, and large bags or packages will not be allowed in the meeting room.  Attendees may be subject to security inspections and other security precautions.

   PROXY SUMMARY

PROXY SUMMARY

This is a summary only, and does not contain all of the information that you should consider in connection with this Proxy Statement. Please read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

• Time and Date	11:00 a.m. Eastern Time, May 11, 2017
• Place	Four Points By Sheraton Wakefield Boston Hotel & Conference Center, One Audubon Road, Wakefield, Massachusetts 01880
• Record date	March 3, 2017
• Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.
• Admission	Proof of ownership and picture identification may be required to enter the Annual Meeting.

Voting Matters

Stockholders are being asked to vote on the following matters:

Items of Business	Our Board’s Recommendation
1. Election of Directors (page 13)	FOR all Nominees
2. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for FY 2017 (page 31)	FOR
3. Advisory Vote to Approve Executive Compensation (page 32)	FOR
4. Advisory Vote to Recommend the Frequency of Future Executive Compensation Advisory Votes (page 33)	1 YEAR

Stockholders also will transact any other business that may properly come before the meeting or any adjournment thereof.

How to Vote

You are entitled to vote at the 2017 Annual Meeting of Stockholders if you were a stockholder of record at the close of business on March 3, 2017, the record date for the Annual Meeting. On the record date, there were 107,231,155 shares of common stock outstanding and entitled to vote at the Annual Meeting. For more details on voting and the Annual Meeting logistics, refer to pages 7-12 of this Proxy Statement.

2 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   PROXY SUMMARY

Corporate Governance Highlights

We are committed to good corporate governance, which we believe promotes the long-term interests of stockholders and strengthens Board and management accountability. We believe good governance also fosters trust in the Company by all our stakeholders. The “Corporate Governance” section, beginning on page 21, describes our governance framework, which includes the following features:

• Affirmative vote of a majority of votes cast and affirmatively withheld for directors required in uncontested elections	• Board regularly informed of investor feedback through Investor Relations updates at meetings
• 6 of 7 directors are independent	• Annual Board and committee evaluations
• Independent directors have ability to hold executive sessions of independent directors	• Lead independent director with real estate experience and oversight of independent directors’ executive sessions and information flow to the Board
• Directors are subject to stock ownership guidelines
• Prohibition of hedging and short sales by Section 16 officers and directors	• Risk oversight by full Board and designated committees
• No poison pill in place	• Formal code of business conduct and ethics
• Common stock is currently the only class of stock issued and outstanding with equal voting rights for all holders	• Director resignation policy for directors that fail to receive the affirmative vote of a majority of votes cast

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 3

   PROXY SUMMARY

Fiscal 2016 Performance

•	The closing price per share of our common stock increased approximately 25% to $12.96 per share at fiscal year-end (“FYE”) 2016, versus $10.35 per share at FYE 2015.
•	We returned more than $77 million ($0.76 per share) in cash dividends to shareholders during 2016.
•

Substantial completion of our portfolio transformation initiative to exit non-core markets.  As of December 31, 2016, approximately 75% of our portfolio was located in our five core markets of Atlanta, Dallas, Denver, Houston and Minneapolis.

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   PROXY SUMMARY

Board Nominees (Proposal 1)

We are asking our stockholders to vote “FOR” our nominees, George J. Carter and Georgia Murray, as Class III directors for a three-year term expiring at our 2020 Annual Meeting.  We understand the importance of having a Board comprised of the right people, with the highest integrity and the necessary skills and qualifications to oversee our business. The following table provides summary information about each of the director nominees and the continuing directors, who have a diverse and balanced skill set including extensive real estate, financial, investment, corporate, securities, management, and investor relations experience. We encourage you to review the qualifications, skills and experience of our directors on pages 13-20.  In addition, the charts below the table show the composition of our Board by various characteristics, including tenure, independence and gender.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships			Other Public Co. Boards
					AC	CC	NG
George J. Carter (Chairman of the Board)	68	2002	Chief Executive Officer, Franklin Street Properties Corp.	No				Yes
Georgia Murray (Lead Independent Director)	66	2005	Director (Retired commercial real estate executive)	Yes	x			-
Brian N. Hansen	45	2012	President and Chief Operating Officer, Confluence Investment Management LLC	Yes	x	x		-
John N. Burke	55	2004	Managing Principal, Burke & Associates CPAs, Inc.	Yes		x	x	-
Dennis J. McGillicuddy	75	2002	Director (Retired private investor)	Yes	x			-
Kenneth A. Hoxsie	66	2016	Director (Retired corporate and securities lawyer)	Yes	x		x	-
Kathryn P. O’Neil	53	2016	Director (Retired investor relations and private equity executive)	Yes		x	x	-

Chair	AC Audit Committee
x Member	CC Compensation Committee
NG Nominating and Corporate Governance Committee

Director Tenure Average Tenure: 8.85 years Average Age: 61.1 years	Independence	Gender

Director Attendance — During the time each director nominee and continuing director served on the Board in 2016, each attended more than 75% of the meetings of the Board and committees on which he or she served.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 5

   PROXY SUMMARY

Auditors (Proposal 2)

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2017. Although stockholder ratification of the appointment is not required, the Audit Committee believes it is appropriate to seek such ratification. Additional information is provided on pages 28-31.

2016 Auditor Fees
Fee Category
Audit Fees	$819,126
Audit-Related Fees	$1,995
Total Fees	$821,121

Executive Compensation Highlights (Proposal 3)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers, or NEOs. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.  Additional information is provided on page 32 and pages 34-41.

•	Our executive compensation programs are built on the following principles and objectives:
•

Competitive pay structure, including base salary, the potential for a cash bonus, matching for individual 401(k) plan contributions, and the potential for a payment or payments under our change-in-control program to enable us to attract and retain experienced and capable leaders and motivate those individuals to achieve exceptional results and reward them for being instrumental in reaching our strategic goals.

•	Simplicity and transparency, including not offering stock options, restricted stock awards, deferred compensation, non-equity incentive plan compensation, or perquisites.

•	Our Compensation Discussion and Analysis, or CD&A, on pages 34-41 describes the compensation decision-making process and details our programs and policies.
•	Our stockholders approved each of the prior two years’ “say-on-pay” proposals by over 97% of votes cast.

Frequency of Future Executive Compensation Advisory Votes (Proposal 4)

The Company seeks a non-binding advisory vote from its stockholders to recommend the frequency of future executive compensation advisory votes. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering the frequency of future executive compensation advisory votes.  After careful consideration, the Board continues to believe that a non-binding advisory vote from its stockholders to approve executive compensation should be held every year. Additional information is provided on page 33.

Additional Information

Please see the “Questions and Answers” section that immediately follows for important information about the proxy materials, voting, Annual Meeting, Company documents, communications and deadlines to submit shareholder proposals for the 2018 Annual Meeting of Stockholders.

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   QUESTIONS AND ANSWERS

Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 11, 2017

QUESTIONS AND ANSWERS

Proxy Materials, Voting Information and Annual Meeting Information

1. Why Did I Receive a Notice of Internet Availability of Proxy Materials?

We sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of Franklin Street Properties Corp. (sometimes referred to as the “Company,” “FSP,” “Franklin Street Properties,” “we,” “us,” or “our”) is soliciting your proxy to vote at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponements or adjournments of the Annual Meeting. The Annual Meeting will be held on May 11, 2017, at 11:00 a.m., Eastern Time, at the Four Points By Sheraton Wakefield Boston Hotel & Conference Center, located at One Audubon Road, Wakefield, Massachusetts 01880.

As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our 2016 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K and financial statements for the year ended December 31, 2016, available to our stockholders electronically via the Internet. On or about March 31, 2017, we will begin mailing the Notice to our stockholders containing instructions on how to access this Proxy Statement and our 2016 Annual Report to Stockholders online, as well as instructions on how to vote. Also on or about March 31, 2017, we will begin mailing printed copies of these proxy materials to stockholders who have requested printed copies. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the Notice instructs you on how to access the documents online to review all of the important information contained in this Proxy Statement and our 2016 Annual Report to Stockholders. The Notice also instructs you on how you may vote via the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials. Our 2016 Annual Report to Stockholders is not part of the proxy solicitation material.  To request a printed copy of our Annual Report on Form 10-K, which we will provide to you free of charge, or to obtain directions to be able to attend the Annual Meeting and vote in person, write to Investor Relations, Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880.

2. What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote upon the matters set forth in the accompanying notice of the Annual Meeting:

•	Proposal 1: Election of two Class III directors, each to serve for a term expiring at the 2020 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified;
•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 7

   QUESTIONS AND ANSWERS

•	Proposal 3: The approval, by non-binding vote, of our executive compensation; and
•	Proposal 4: The recommendation, by non-binding vote, of the frequency of future executive compensation votes.

3. What are the Voting Recommendations of the Board?

Your Board recommends that you vote your shares as follows:

“FOR” Proposal 1, Proposal 2 and Proposal 3 and for “1 YEAR” on Proposal 4.

Proposal 1 is for the election of two members to our Board. It is a binding vote and, if approved, the nominees will be elected to serve another three-year term on our Board.

Proposal 2 is for the ratification of the appointment of our independent registered public accounting firm. It is a non-binding vote and is not required, but our Audit Committee will carefully consider the outcome of this vote in determining its next selection of our independent registered public accounting firm.

Proposal 3 is a vote on our executive compensation and, under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and related SEC regulations, it is an advisory, or non-binding, vote. Our Board will carefully consider the outcome of this vote.

Proposal 4 is a vote on the frequency of future executive compensation advisory votes and, under the Exchange Act and related SEC regulations, it is also an advisory, or non-binding, vote. Our Board will carefully consider the outcome of this vote.

4. Who can Vote at the Annual Meeting?

Our Board has fixed March 3, 2017 as the record date (the “Record Date”) for the Annual Meeting.  If you were a stockholder of record on the Record Date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement, or adjournment thereof.

Franklin Street Properties has only one class of common stock (“Common Stock”) outstanding. Each share of Common Stock outstanding as of the close of business on the Record Date is entitled to one vote at the Annual Meeting. As of the Record Date, Franklin Street Properties had 107,231,155 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

5. Can I Vote if my Shares are Held in “street name”?

All shares of Common Stock owned by you as of the Record Date may be voted by you. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a broker, financial institution or other nominee.

Most of the stockholders of Franklin Street Properties hold their shares in “street name” through a broker, financial institution or other nominee rather than directly in their own name. As summarized below, there are some distinctions between being a “record” holder and being a “beneficial” holder of our shares.

6. What does it Mean to be a Stockholder of Record?

If, on the Record Date, your shares of Common Stock are registered directly in your name with Franklin Street Properties’ transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares, and the Notice or set of printed proxy materials, as applicable, is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy card or to vote in person at the Annual Meeting. If you request a paper copy of the materials as described in the Notice, a proxy card will be sent to you with those materials.

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   QUESTIONS AND ANSWERS

7. What does it Mean to Beneficially Own Shares in Street Name?

If, on the Record Date, your shares of Common Stock are held in a brokerage account by a broker, financial institution or other nominee, you are considered the beneficial owner of shares held on your behalf in “street name”, and the Notice or set of printed proxy materials, as applicable, is being forwarded to you by your broker, financial institution or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, financial institution or other nominee on how to vote the shares held in your account or to vote in person at the Annual Meeting. You should receive information from your broker, financial institution or other nominee on how you can direct the voting of your shares. In addition, since you are not the stockholder of record, in order to vote in person at the annual meeting, you will need to obtain a “legal proxy” from the broker, financial institution or other nominee that holds your shares of Common Stock of record. If you request a paper copy of the proxy materials as indicated in the Notice, your broker, financial institution or other nominee will provide a voting instruction card for you to use to direct the voting of your shares.

8. May I Attend the Annual Meeting?

All stockholders of record of shares of Common Stock at the close of business on the Record Date, or their designated proxies, are authorized to attend the Annual Meeting. Each stockholder and proxy may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted.

If you are not a stockholder of record but hold shares through a broker, financial institution or other nominee (i.e., if you hold your shares in “street name”), you will need to provide proof of beneficial ownership as of the Record Date, such as an account statement reflecting your stock ownership as of the Record Date, a copy of the voting instruction card provided by your broker, or other similar evidence of ownership. We reserve the right to determine the validity of any purported proof of beneficial ownership. If you do not have proof of ownership, you may not be admitted to the Annual Meeting.

Attendees are not permitted to bring cameras, recording devices and other electronic devices to the Annual Meeting, and attendees may be subject to security inspections and other security precautions. You may obtain directions to the Annual Meeting by visiting the hotel’s website at: http://www.fourpointswakefieldboston.com/.  Please note that this website is not part of this Proxy Statement and is not incorporated by reference in this Proxy Statement.

9. How do I Vote?

Voting in Person at the Annual Meeting. If you are a stockholder of record and attend the Annual Meeting, you may vote in person at the Annual Meeting either by delivering your proxy in person or using a ballot, which will be available at the Annual Meeting. If your shares of Common Stock are held in street name and you wish to vote in person at the Annual Meeting, prior to the Annual Meeting, you will need to obtain a “legal proxy” from the broker, financial institution or other nominee that holds your shares of Common Stock as stockholder of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you are a stockholder of record, you may instruct the proxy holders named in the proxy card how to vote your shares of Common Stock in one of the following ways:

•

Vote by Internet. You may vote via the Internet by following the instructions provided in the Notice or, if you received printed materials, on your proxy card. The website for Internet voting is www.proxyvote.com and is also printed on the Notice and on your proxy card. Please have your Notice or proxy card in hand. Internet voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 10, 2017. You will receive a series of instructions that will allow you to vote your shares of Common Stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

•

Vote by Telephone. If you received printed copies of the proxy materials, you also have the option to vote by telephone by calling the toll-free number listed on your proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 10, 2017. When you call, please have your proxy card in hand. You will receive a series of voice instructions that will allow you to vote your shares of Common Stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you did not receive printed materials and would like to vote by telephone, you must request printed copies of the proxy materials by following the instructions on your Notice. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 9

   QUESTIONS AND ANSWERS

•

Vote by Mail. If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided with your printed materials. If you did not receive printed materials and would like to vote by mail, you must request printed copies of the proxy materials by following the instructions on your Notice.

Voting by Proxy for Shares Registered in Street Name. If your shares of Common Stock are held in “street name”, you will receive instructions from your broker, financial institution or other nominee that you must follow in order to have your shares of Common Stock voted as you direct. Those instructions may have accompanied these printed materials.

10. What are the Quorum and Voting Requirements for the Proposals?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the Record Date, there were 107,231,155 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes (described below), if any, will be considered present for the purpose of determining the presence of a quorum.

The affirmative vote of a majority of the total votes cast for and affirmatively withheld as to each nominee for director is required to approve the election of each nominee for director in Proposal 1.  In addition, a majority of the votes cast at the Annual Meeting is required for approval of the ratification of the appointment of the independent registered public accounting firm (Proposal 2), approval of the advisory vote on executive compensation (Proposal 3) and approval of one of the three frequency options under the advisory vote on frequency of future executive compensation advisory votes (Proposal 4), each of which is a non-binding vote.  With respect to Proposal 4, if none of the three frequency options receives the vote of the holders of a majority of the votes cast, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders, even if the frequency selected receives less than a majority of the total votes cast on the proposal.

Broker non-votes occur when brokers, financial institutions or other nominees do not receive voting instructions from their customers on how to vote the customers’ shares on a proposal and the broker, financial institution or other nominee does not have discretionary voting authority or chooses not to exercise it with respect to a proposal. If you hold shares in “street name” and you do not give instructions as to how to vote your shares, your broker, financial institution or other nominee may have authority to vote your shares on certain routine matters but not on non-routine matters. Proposal 2 is a routine proposal, and your broker, financial institution or other nominee has discretionary voting authority to vote on that proposal. Your broker, financial institution or other nominee does not have discretionary voting authority with respect to any of the other proposals on the ballot: the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3) and the advisory vote on the frequency of future executive compensation advisory votes (Proposal 4).

11. What if I Change my Mind after I have Voted?

You may revoke your proxy and change your vote at any time before it is voted at the Annual Meeting by (1) sending a written notice of revocation to our Secretary at the Company’s address set forth in this Proxy Statement that is received prior to the time at which your proxy is voted at the Annual Meeting and submitting a new written proxy bearing a date later than the date of the proxy being revoked; (2) voting again on the Internet or by telephone prior to 11:59 p.m. Eastern Time on Wednesday, May 10, 2017; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

If you hold your shares in “street name”, then you may submit new voting instructions by contacting your broker, financial institution or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described above.

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   QUESTIONS AND ANSWERS

12. How will my Shares be Voted if I do not Return my Proxy or do not Provide Specific Instructions in the Proxy Card that I Submit?

If you are a stockholder of record, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting.  If you submit a proxy card without giving specific voting instructions on one or more proposals listed in the notice for the Annual Meeting, your shares will be voted as recommended by our Board on such proposals, and as the proxyholders may determine in their discretion how to vote with respect to any other proposals properly presented for a vote at the Annual Meeting.

If your shares are held in “street name” at a broker, your broker may under certain circumstances vote your shares on routine proposals, including Proposal 2, if you do not timely provide voting instructions in accordance with the instructions provided by them.  However, if you do not provide timely instructions, your broker does not have the authority to vote on non-routine proposals, including Proposals 1, 3 and 4, at the Annual Meeting and a “broker non-vote” would occur.

13. Where do I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish preliminary or, if available, final voting results within four business days of the Annual Meeting in a Current Report on Form 8-K to be filed with the SEC. If necessary, we will publish final voting results within four business days after the final voting results are known in an amendment to Current Report on Form 8-K to be filed with the SEC. Copies of the Current Report on Form 8-K and any amendments thereto to be filed with the SEC will be available on our website at: http://www.fspreit.com and on the SEC’s website at http://www.sec.gov.

14. Will other Matters be Voted on at the Annual Meeting?

We are not currently aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters not described in the Proxy Statement are properly presented at the Annual Meeting, any proxies received by us will be voted in the discretion of the proxy holders.

Communications and Stockholder Proposals

15. How can I Communicate with the Company’s Directors?

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Secretary of Franklin Street Properties is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors, Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, Attn: Scott H. Carter, Secretary.

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   QUESTIONS AND ANSWERS

16. How do I Submit a Proposal for Action at the 2018 Annual Meeting?

In accordance with Rule 14a-8 of the Exchange Act, proposals of stockholders intended to be included in our proxy statement for the 2018 Annual Meeting must be received by Franklin Street Properties at its principal office not later than December 1, 2017. In addition, according to our bylaws, any stockholder proposal intended to be presented at an annual meeting, including nominations for election to the Board, but not considered for inclusion in our proxy statement relating to such meeting, must be received at Franklin Street Properties’ principal office no more than 120 days or less than 90 days before the first anniversary of the mailing date of the preceding year’s proxy materials. For the 2018 annual meeting, that means that a stockholder must deliver proper notice of a proposed nominee or action that is proposed to be presented at the 2018 Annual Meeting but not be included in the proxy statement for such meeting to the Secretary of Franklin Street Properties between December 1, 2017 and December 31 2017. In addition to the timing of the delivery of the notice, our bylaws include specific information that must be provided and procedures that must be followed to submit a proposal.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

PROPOSAL ONE — ELECTION OF DIRECTORS

Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class III directors, whose terms expire at the Annual Meeting, three Class II directors, whose terms expire at our 2018 Annual Meeting, and two Class I directors, whose terms expire at our 2019 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

Accordingly, at the Annual Meeting, two Class III directors will be elected to serve for a term expiring at our 2020 Annual Meeting and until their respective successors are duly elected and qualified. Following the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated Mr. George J. Carter and Ms. Georgia Murray for election as Class III directors. Each nominee is currently serving as a Class III director of Franklin Street Properties. Our Board anticipates that, if elected, the nominees will serve as directors. However, if any person nominated by our Board is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person(s) as our Board may recommend.

Nominees for Director

The following table provides certain information about each nominee for director.

Name	Age	Position(s) with the Company	Director Since
George J. Carter	68	Chairman of the Board and Chief Executive Officer	2002
Georgia Murray	66	Lead Independent Director	2005

Vote Required

The affirmative vote of a majority of the total votes cast for and affirmatively withheld as to each nominee for director is required to approve the election of each nominee for director in this Proposal 1. Votes may be cast FOR or WITHHELD with respect to each nominee. If you own shares in street name, in the absence of your voting instructions, your broker may not use its discretion to vote your shares with respect to the election of directors. Those broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES, GEORGE J. CARTER AND GEORGIA MURRAY.  PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN. PROXIES MAY NOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES CONTAINED HEREIN.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Director Qualifications and Biographical Information

Our Board includes individuals with expertise in executive leadership and management, real estate, accounting and finance, private investing, corporate and securities law, and investor relations.  Our directors have a diversity of backgrounds and experiences. We believe that, as a group, they work effectively together in overseeing our business, hold themselves to the highest standards of integrity, and are committed to representing the long-term best interests of our stockholders.

Biographical information for each of the director nominees and the continuing directors, including the key qualifications, experience, attributes, and skills that led our Board to the conclusion that each of them should serve as a director, is set forth on the pages below. In addition to the business and professional experiences described below, our directors also serve on the boards of various civic and charitable organizations.

Nominees for Class III Directors (to be elected to hold office for a term expiring at our 2020 Annual Meeting):

George J. Carter Director Since 2002

Qualifications:

•   We believe Mr. Carter’s qualifications to sit on our Board include his more than 30 years of experience in the commercial real estate and investment banking industries, including as our founder, Chairman and Chief Executive Officer.

George J. Carter, age 68, has served as Chairman of the Board and Chief Executive Officer of Franklin Street Properties since 2002. Mr. Carter also served as President of Franklin Street Properties from 2002 to May 2016.  He is responsible for all aspects of the business of Franklin Street Properties and its affiliates, with special emphasis on the evaluation, acquisition and structuring of real estate investments. Prior to the conversion of Franklin Street Partners Limited Partnership, or the Partnership, into the Company in 2002, Mr. Carter was President of the general partner of the Partnership and was responsible for all aspects of the business of the Partnership and its affiliates. From 1992 through 1996 he was President of Boston Financial Securities, Inc. Prior to joining Boston Financial Securities, Inc., Mr. Carter was owner and developer of Gloucester Dry Dock, a commercial shipyard in Gloucester, Massachusetts. From 1979 to 1988, Mr. Carter served as Managing Director in charge of marketing at First Winthrop Corporation, a national real estate and investment banking firm headquartered in Boston, Massachusetts. Prior to that, Mr. Carter held a number of positions in the brokerage industry, including positions with Merrill Lynch & Co. and Loeb Rhodes & Co. Mr. Carter is also a director of FSP 303 East Wacker Drive Corp.  Mr. Carter is a graduate of the University of Miami (B.S.). Mr. Carter’s son, Scott H. Carter, serves as Executive Vice President, General Counsel and Secretary of the Company and Mr. Carter’s other son, Jeffrey B. Carter, serves as President and Chief Investment Officer of the Company.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Georgia Murray Director Since 2005

Qualifications:

•   We believe Ms. Murray’s qualifications to serve on our Board include her more than 28 years of experience in the commercial real estate industry, board experience in the banking industry and general expertise in corporate strategy development and organizational acumen.

Georgia Murray, age 66, has been Chair of the Compensation Committee since 2006 and Lead Independent Director since 2014. Ms. Murray is retired from Lend Lease Real Estate Investments, Inc., where she served as a Principal from November 1999 until May 2000. From 1973 through October 1999, Ms. Murray worked at The Boston Financial Group, Inc., serving as Senior Vice President and a Director at times during her tenure. Boston Financial was an affiliate of the Boston Financial Group, Inc. She is a past Trustee of the Urban Land Institute and a past President of the Multifamily Housing Institute. Ms. Murray previously served on the Board of Directors of Capital Crossing Bank. She also serves on the boards of numerous non-profit entities. Ms. Murray is a graduate of Newton College.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Class II Directors (holding office for a term expiring at our 2018 Annual Meeting):

John N. Burke Director Since 2004

Qualifications:

•   We believe Mr. Burke’s qualifications to serve on our Board include his more than 30 years of experience in the practice of public accounting with extensive experience in the real estate and REIT industry.

John N. Burke, age 55, has been Chair of the Audit Committee since 2004. Mr. Burke is a certified public accountant with over 30 years of experience in the practice of public accounting working with both private and publicly traded companies and extensive experience serving clients in the real estate and REIT industry. His experience includes analysis and evaluation of financial reporting, accounting systems, internal controls and audit matters. Mr. Burke has been involved as an advisor on several public offerings, private equity and debt financings and merger and acquisition transactions. Mr. Burke’s consulting experience includes a wide range of accounting, tax and business planning matters. Prior to starting his own firm in 2003 with which he currently practices, Mr. Burke was an Audit Partner in the Boston office of BDO USA, LLP. Mr. Burke is a member of the American Institute of Certified Public Accountants and the Massachusetts Society of CPAs. Mr. Burke earned an M.S. in Taxation and studied undergraduate accounting at Bentley University.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Kenneth A. Hoxsie Director Since 2016

Qualifications:

•   We believe Mr. Hoxsie’s qualifications to serve on our Board include his significant legal and real estate capital markets expertise from his extensive experience in corporate and securities laws as well as public company counselling.  In addition, as the long-time legal advisor to the Company, Mr. Hoxsie brings in-depth knowledge about the Company’s history to the Board.

Kenneth A. Hoxsie, age 66, was a Partner at the international law firm of Wilmer Cutler Pickering Hale and Dorr LLP (“WilmerHale”) until his retirement on December 31, 2015.  He joined Hale and Dorr (the predecessor of WilmerHale) in 1981, subsequently worked at Copley Real Estate Advisors, an institutional real estate investment advisory firm, and rejoined Hale and Dorr in 1994. Mr. Hoxsie has over 30 years’ experience in real estate capital markets transactions, fund formation, public company counselling and mergers and acquisitions and has advised the Company since its formation in 1997. Mr. Hoxsie earned his J.D. (Cum Laude) from Harvard Law School, his M.A. from Harvard University and his B.A. (Summa Cum Laude) from Amherst College, where he was elected to Phi Beta Kappa.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Kathryn P. O’Neil Director Since 2016

Qualifications:

•   We believe Ms. O’Neil’s qualifications to serve on our Board include her extensive investor relations and private equity experience, as well as her broad business operating experience.

Kathryn P. O’Neil, age 53, was a Director at Bain Capital in the Investor Relations area from 2011 until her retirement in 2014 where she focused on Private Equity and had oversight of the Investment Advisory sector.  From 1999 to 2007, Ms. O’Neil was a Partner at FLAG Capital Management LLC, a manager of fund-of-funds investment vehicles in Private Equity, Venture Capital, Real Estate and Natural Resources.  Previously, Ms. O’Neil was an Investment Consultant at Cambridge Associates where she specialized in Alternative Assets.  Ms. O’Neil currently serves on a variety of non-profit boards, including the Board of Directors and Finance Committee of Horizon’s for Homeless Children, the President’s Council and Investment Committee for the Trustees of Reservations, and the Board of Overseers of the Peabody Essex Museum, where she is a member of the Finance, Audit, and Investment Committees.  Ms. O’Neil is a Trustee Emeritus of Colby College and a former member of the Board of Overseers of the Boston Museum of Science. Ms. O’Neil holds a B.A. (Summa Cum Laude) and M.A. (Honorary) from Colby College, where she was elected to Phi Beta Kappa.  Ms. O’Neil received her M.B.A. from The Harvard Graduate School of Business Administration.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Class I Directors (holding office for a term expiring at our 2019 Annual Meeting):

Brian N. Hansen Director Since 2012	Qualifications: • We believe Mr. Hansen’s qualifications to serve on our Board include his investment banking and public accounting experience.

Brian N. Hansen, age 45, has been Chair of the Nominating and Corporate Governance Committee since 2013. Since 2007, Mr. Hansen has served as President and Chief Operating Officer of Confluence Investment Management LLC, a St. Louis based Registered Investment Advisor. Prior to founding Confluence in 2007, Mr. Hansen served as a Managing Director in A.G. Edwards’ Financial Institutions & Real Estate Investment Banking practice. While at A.G. Edwards, Mr. Hansen advised a wide variety of real estate investment trusts with numerous capital markets transactions, including public and private offerings of debt and equity securities as well as the analysis of various merger and acquisition opportunities. Prior to joining A.G. Edwards, Mr. Hansen served as a Manager in Arthur Andersen LLP’s Audit & Business Advisory practice. Mr. Hansen serves on the board of a number of non-profit entities and the Investment Committee of the Archdiocese of St. Louis. Mr. Hansen earned his M.B.A. from the Kellogg School of Management at Northwestern University and his Bachelor of Science in Commerce from DePaul University. Mr. Hansen is a Certified Public Accountant.

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   PROPOSAL ONE — ELECTION OF DIRECTORS

Dennis J. McGillicuddy Director Since 2002	Qualifications: • We believe Mr. McGillicuddy’s qualifications to serve on our Board include his entrepreneurial and investment acumen and experience.

Dennis J. McGillicuddy, age 75, graduated from the University of Florida with a B.A. degree and from the University of Florida Law School with a J.D. degree. In 1968, Mr. McGillicuddy co-founded Coaxial Communications, a cable television company. In 1998 and 1999, Coaxial sold its cable systems. Mr. McGillicuddy has served on the boards of various charitable organizations. He is currently president of the Board of Trustees of Florida Studio Theater, a professional non-profit theater organization, and he serves as a Co-Chair, together with his wife, of Embracing Our Differences, an annual two-month art exhibit that promotes the values of diversity and inclusion.    Mr. McGillicuddy also is a director of All-Star Children’s Foundation, an organization engaged in creating a new paradigm for foster care. He also is a member of the Advisory Board to the Center For Mindfulness In Medicine, Health Care & Society, University of Massachusetts Medical School.

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   CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

We operate within a comprehensive corporate governance structure that includes the highest standards of professional and personal conduct. Our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees, and other corporate governance information, are available on our website at http://www.fspreit.com under the heading “Investor Relations” and then under the subheading “Governance Documents” under “Corporate Information.”  The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the SEC.

Introduction

Our Common Stock trades on NYSE MKT under the symbol “FSP”. We began trading on the American Stock Exchange in June 2005. The exchange’s name was changed to NYSE Amex after it was acquired by NYSE Euronext on October 1, 2008 and its name is now NYSE MKT.

Board of Directors and its Committees

Franklin Street Properties is currently managed by a seven member Board, which is divided into three classes (Class I, Class II and Class III). Our Board is currently composed of two Class I directors (Brian N. Hansen and Dennis J. McGillicuddy), three Class II directors (John N. Burke, Kenneth A. Hoxsie and Kathryn P. O’Neil and) and two Class III directors (George J. Carter and Georgia Murray). The members of each class of our Board of Directors serve for staggered three-year terms. The terms of our current Class I, Class II and Class III directors expire upon the election and qualification of directors at the Annual Meetings of stockholders to be held in 2019, 2018 and 2017, respectively, where directors will be elected or re-elected for a full term of three years to succeed those directors whose terms are expiring.

Director Independence

Under the NYSE MKT corporate governance standards, set out in the NYSE MKT LLC Company Guide (the “NYSE MKT Rules”), at least a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE MKT Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of Franklin Street Properties. In addition, to qualify as an “independent director,” the Board of Directors must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Section 803A of the NYSE MKT Rules also includes the following non-exclusive list of persons who shall not be considered independent:

a.	a director who is, or during the past three years was, employed by us, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);
b.

a director who accepted or has an immediate family member who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

i.	compensation for Board or Board committee service,
ii.	compensation paid to an immediate family member who is an employee (other than an executive officer) of Franklin Street Properties,
iii.	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year), or
iv.	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

v.a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

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   CORPORATE GOVERNANCE

c.

a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments (other than those arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

d.

a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of our executive officers serve on the compensation committee of such other entity; or

e.

a director who is, or has an immediate family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

For purposes of Section 803A of the NYSE MKT Rules, “immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than domestic employees).

Because Mses. Murray and O’Neil and Messrs. Burke, Hansen, Hoxsie, and McGillicuddy do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, our Board has determined that they are “independent directors” for purposes of the NYSE MKT.

Board Meetings, Annual Meeting of Stockholders, and Attendance

During 2016, each director attended more than 75% of the meetings of the Board and of the committees on which he or she served. The Board held eight meetings in 2016.

Except for Dennis J. McGillicuddy, each of our directors attended the 2016 Annual Meeting.

Current Board Leadership Structure

At the present time, our Board has chosen to combine the Chairman and Chief Executive Officer positions. Our Board believes that George J. Carter is best suited to serve as both Chairman and Chief Executive Officer because he is most familiar with Franklin Street Properties’ business and industry and is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Mr. Carter has served as Chief Executive Officer and Chairman since he founded Franklin Street Properties, originally Franklin Street Partners Limited Partnership. Our Board believes that independent directors and management have different perspectives and roles in our strategy development. Our independent directors bring experience, oversight and expertise from outside Franklin Street Properties and its industry, while the Chief Executive Officer brings company-specific experience and expertise. Our Board believes that, at the present time, the combined role of Chairman and Chief Executive Officer is in the best interest of Franklin Street Properties and our stockholders and is consistent with good corporate governance. The combined role promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

Lead Independent Director

On February 7, 2014, our Board appointed Georgia Murray as Lead Independent Director.  The Lead Independent Director’s duties include: coordinating the activities of our independent directors, coordinating the agenda for and chairing sessions of our independent directors, serving as the principal liaison for consultation and communication between our independent directors and our stockholders, facilitating communications between our independent directors, the other members of our Board and our management, and performing such other duties as our Board may from time to time delegate.  In performing the duties described above, the Lead Independent Director is expected to consult with the chairs of the appropriate Board committees and solicit their participation in order to avoid diluting the authority or responsibility of such committee chairs.

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   CORPORATE GOVERNANCE

The Board’s Role in Succession Planning

The Board expects management to have an ongoing program for effective senior leadership development and succession. As reflected in our Corporate Governance Guidelines, the Board works on a periodic basis with the Chief Executive Officer to review, maintain and revise, if necessary, the Company’s succession plan upon the conclusion of the Chief Executive Officer’s service as our Chief Executive Officer for any reason.  The Chief Executive Officer reports periodically to the Board on succession planning for the Chief Executive Officer and senior management positions, which report includes a discussion of assessments, leadership development plans and other relevant factors.

The Board’s Role in Risk Oversight

Our Board has the primary responsibility for overseeing the Company’s risk management processes.  A portion of this responsibility has been delegated by the Board to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each with respect to the assessment of the risks and risk management in their respective areas of oversight. In general, our Board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks; our Compensation Committee oversees risk management activities relating to our compensation policies and practices; and our Nominating and Corporate Governance Committee oversees risks relating to our nominating and corporate governance policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. These committees and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the Board’s appetite for risk. While the Board oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that the leadership structure of our Board supports this approach.  The Board and each of our committees regularly discusses with management our major risk exposures, their potential financial impact on Franklin Street Properties, and the steps we take to manage them.

Executive Sessions

Each director has the right to call an executive session without management participation after each regularly scheduled meeting of the entire Board and at such other times that the directors deem such a meeting to be appropriate. Similarly, each independent director has the right to call an executive session with only independent directors present after each regularly scheduled meeting of the entire Board and at such other times that an independent director deems appropriate. At a minimum, the independent directors meet in executive session at least annually without the presence of non-independent directors and management.

Committees of the Board

Our Board has the following three standing committees: (1) Audit, (2) Compensation and (3) Nominating and Corporate Governance. The membership and the function of each of these committees are described below.

Audit	Compensation	Nominating and Corporate Governance
John N. Burke, Chair	Georgia Murray, Chair	Brian N. Hansen, Chair
Brian N. Hansen	John N. Burke	John N. Burke
Dennis J. McGillicuddy	Brian N. Hansen	Kenneth A. Hoxsie
Kenneth A. Hoxsie	Kathryn P. O’Neil	Kathryn P. O’Neil
Georgia Murray

Audit Committee. Our Board has established an Audit Committee which operates pursuant to a charter approved by our Board and that is reviewed and reassessed at least annually. The Audit Committee, among other functions, (1) has the sole authority to appoint, evaluate, terminate and determine the compensation of our independent registered public accounting firm, (2) reviews with our independent registered public accounting firm the scope and results of the audit engagement, (3) approves professional services provided by our independent registered public accounting firm, (4) reviews

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   CORPORATE GOVERNANCE

the independence of our independent registered public accounting firm, (5) reviews and approves our policies and procedures for reviewing and approving or ratifying related person transactions and (6) reviews and approves our entry into swaps. Our Board has determined that each member of the Audit Committee is “independent” as that term is defined under the NYSE MKT Rules, including the independence requirements contemplated by Rule 10A‑3 under the Exchange Act.  Our Board determined that Mr. Burke qualifies as an “audit committee financial expert” as that term is defined in the rules of the SEC. The Audit Committee Report is included later in this Proxy Statement. The Audit Committee met five times during 2016.

Compensation Committee. Our Board has established a Compensation Committee which operates pursuant to a charter that was approved by our Board and that is reviewed and reassessed at least annually. Our Board has determined that each member of the Compensation Committee has been determined to be “independent” under the NYSE MKT Rules, including the independence requirements under Rule 10C‑1 under the Exchange Act   The Compensation Committee’s responsibilities include, among other duties, the responsibility to (1) review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, (2) evaluate the performance of the Chief Executive Officer in light of such goals and objectives and either determine and approve or recommend to our Board for approval the compensation of the Chief Executive Officer based on such evaluation, (3) oversee the evaluation of our other executive officers, (4) review and approve, or make recommendations to our Board with respect to, the compensation of our other executive officers, (5) review and make recommendations to our Board with respect to incentive compensation and equity-based plans, (6) review and make recommendations to our Board with respect to the compensation of our non-employee directors and (7) perform other functions or duties deemed appropriate by the Board.

The Compensation Committee is authorized to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and to approve the consultant’s fees and other retention terms and to pay the compensation without further action by the Board. The Compensation Committee also has authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors as the Compensation Committee deems necessary or appropriate, and is responsible for assessing the independence of such consultants and advisors, overseeing the work of such consultants and advisors and authorizing the payment of such consultants and advisors. The Compensation Committee makes all compensation decisions relating to compensation of the Chief Executive Officer and all other executive officers. The Chief Executive Officer is not permitted to be present during any deliberations or voting relating to the Chief Executive Officer’s compensation. The Compensation Committee takes into consideration recommendations made by the Chief Executive Officer with respect to compensation decisions relating to executive officers other than the Chief Executive Officer.

The Compensation Committee Report is included later in this Proxy Statement. The Compensation Committee met two times during 2016.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee which operates pursuant to a charter approved by our Board and is reviewed and reassessed by the Nominating and Corporate Governance Committee at least annually.  The Nominating and Corporate Governance Committee is responsible for identifying and recommending individuals to become members of our Board, periodically reviewing our Corporate Governance Guidelines and other corporate governance documents and recommending any changes, as well as ensuring that we are in compliance with all corporate governance and listing standards of the NYSE MKT.  The Nominating and Corporate Governance Committee is authorized to retain advisors and consultants and to compensate them for their services.

The Nominating and Corporate Governance Committee met one time during 2016.

General Committee Information.  A copy of each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee Charters is available on our website at http://www.fspreit.com under the heading “Investor Relations” and then under the subheading “Governance Documents” under “Corporate Information.”  In addition, our Board adopted Corporate Governance Guidelines, a copy of which is available in the same place on our website.

Our Board may from time to time establish other special or standing committees to facilitate the management of Franklin Street Properties or to discharge specific duties delegated to the committee by the full Board.

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   CORPORATE GOVERNANCE

Director Nomination Process

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to our directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by our directors.  The Nominating and Corporate Governance Committee has established director qualification standards for consideration in recommending candidates to our Board.  The Nominating and Corporate Governance Committee is responsible for reviewing with our Board, on an annual basis, the appropriate characteristics, skills and experience required for our Board as a whole and its individual members.  In evaluating the suitability of individual candidates (both new candidates and current members of our Board), the Nominating and Corporate Governance Committee, in recommending candidates for election, and our Board, in approving the nomination (and, in the case of vacancies, electing) such candidates, may take into account a variety of subjective factors, including, without limitation:

(1)	personal and professional integrity, ethics and values;
(2)

experience in corporate management, such as serving as an officer or former officer of a publicly-held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

(3)	experience in our industry and/or in an industry or industries that may be beneficial to us;
(4)	experience as a board member of another publicly-held company;
(5)	academic expertise in an area of our operations;
(6)	practical and mature business judgment, including ability to make independent analytical inquiries; and
(7)

any relationships, financial, professional or social in nature, that a candidate may have with members of management or other board members in so far as they may affect the independence of such candidate.

Although our Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and our Board also consider diversity of our Board in its evaluation of candidates for board membership. The Nominating and Corporate Governance Committee and our Board believe that diversity with respect to viewpoint, skills and experience should be an important factor in board composition. The Nominating and Corporate Governance Committee and our Board discuss diversity considerations in connection with each potential nominee, as well as on a periodic basis in connection with the composition of our Board as a whole. The Nominating and Corporate Governance Committee and our Board do not assign specific weight to particular factors, and no particular factor is a prerequisite for each prospective nominee. The Nominating and Corporate Governance Committee and our Board believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.  Our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of our Board.

Stockholder Recommendations and Board Nominations

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office, 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, Attn: Scott H. Carter, Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Corporate Governance will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next Annual Meeting.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 25

   CORPORATE GOVERNANCE

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of our Nominating and Corporate Governance Committee or Board, by following the procedures set forth below under “Other Information—Stockholder Proposals.” Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws would be presented as a nominee at the next Annual Meeting but would not be included in our proxy card for the next Annual Meeting.

Code of Business Conduct and Ethics

Franklin Street Properties is committed to establishing and maintaining an effective ethics and compliance program that is intended to increase the likelihood of preventing, detecting, and correcting ethical lapses and violations of law or Company policy. The Company has adopted a Code of Business Conduct and Ethics (the “Code”) which applies to all officers, and employees, as well as to our Board.

The Code is available on the Company’s website at http://www.fspreit.com under the heading “Investor Relations” and then under the subheading “Governance Documents” under “Corporate Information.”  We will disclose amendments to, or waivers of our Code that are required to be disclosed under the securities rules, by posting such information on the Company’s website, www.fspreit.com. Any waiver of our Code for directors or executive officers must be approved by the Board. The Company did not grant any such waivers in during 2016 and does not anticipate granting any such waiver during 2017.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2016, Georgia Murray (Chair), Kathryn O’Neil, John Burke and Brian Hansen served as members of the Compensation Committee.  No executive officer of Franklin Street Properties has served as a director or member of the compensation committee (or other committee serving an equivalent function, or in the absence of any such committee, the entire board of directors) of any other entity that has one of its executive officers serving or having served as a member of our Board or Compensation Committee.

26 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

The Compensation Committee of the Board is responsible for reviewing and recommending to the Board the form and amount of compensation for our non-employee directors.

Non-employee Director Compensation

					Change in
					Pension Value
				Non-Equity	and Nonqualified
	Fees earned	Stock		Incentive Plan	Deferred	All Other
	or paid in	Awards	Option	Compensation	Compensation	Compensation
Name	cash ($)	($)	Awards ($)	($)	Earnings	($)	Total ($)

John N. Burke	$85,000	N/A	N/A	N/A	N/A	N/A	$85,000

Brian N. Hansen	$75,000	N/A	N/A	N/A	N/A	N/A	$75,000

Kenneth A. Hoxsie	$75,000	N/A	N/A	N/A	N/A	N/A	$75,000

Dennis J. McGillicuddy	$75,000	N/A	N/A	N/A	N/A	N/A	$75,000

Georgia Murray	$75,000	N/A	N/A	N/A	N/A	N/A	$75,000

Kathryn P. O’Neil	$75,000	N/A	N/A	N/A	N/A	N/A	$75,000

We compensate our non-employee directors for their services as directors in the annual amount of $75,000, plus an additional $10,000 annually for the Chair of the Audit Committee. We also reimburse our non-employee directors for expenses incurred by them in connection with attendance at Board meetings.

Non-employee Director Ownership and Stock Holding Requirements

The Board believes that all non-employee directors should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our stockholders. Pursuant to our Corporate Governance Guidelines, the Board desires that each non-employee director hold Common Stock with a value of at least five times the annual non-employee director compensation, within five years from the time he or she is elected or appointed, or by February 7, 2019 for non-employee directors serving on or before February 7, 2014.

The table below provides non-employee director stock holdings information as of March 3, 2017:

		Shares
	Board Service	Beneficially	Total
Name	Effective Date	Owned (1)	Value (1)(2)
John N. Burke	2004	20,914	$271,045
Brian N. Hansen	2012	60,000	$777,600
Kenneth A. Hoxsie	2016	40,000	$518,400
Dennis J. McGillicuddy	2002	2,518,521	$32,640,032
Georgia Murray	2005	36,125	$468,180
Kathryn P. O’Neil	2016	10,000	$129,600

(1)	All share and value amounts reported have been rounded to the nearest whole share or dollar, as applicable.
(2)	Based on a closing price of $12.96 per share of Common Stock on December 30, 2016.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 27

   REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed Franklin Street Properties’ audited consolidated financial statements for the year ended December 31, 2016 and discussed these consolidated financial statements with management and Ernst & Young LLP, Franklin Street Properties’ independent registered public accounting firm. Management is responsible for the preparation of Franklin Street Properties’ consolidated financial statements, internal controls, and for the appropriateness of accounting principles used by Franklin Street Properties. Franklin Street Properties’ independent registered public accounting firm is responsible for performing an independent audit of Franklin Street Properties’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report on the audit of those consolidated financial statements, performing an independent audit in accordance with the standards of the Public Company Accounting Oversight Board of the effectiveness of Franklin Street Properties’ internal control over financial reporting and issuing a report on the results of such audit, and reviewing Franklin Street Properties’ unaudited interim consolidated financial statements. As appropriate, the Audit Committee reviews, evaluates and discusses with management, internal accounting, financial and auditing personnel and the independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of Franklin Street Properties’ financial statements;
•	Franklin Street Properties’ financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;
•	management’s selection, application and disclosure of critical accounting policies;
•	changes in Franklin Street Properties’ accounting practices, principles, controls or methodologies;
•	significant developments or changes in accounting rules applicable to Franklin Street Properties; and
•	the adequacy of Franklin Street Properties’ internal controls and accounting, financial and auditing personnel.

The Audit Committee also received from, and discussed with, the independent registered public accounting firm various communications that the independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard 1301 (AS 1301), Communications with Audit Committees, or AS 1301, as adopted by the Public Company Accounting Oversight Board. AS 1301 requires Franklin Street Properties’ independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;
•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Franklin Street Properties’ independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the matters disclosed in this letter and their independence from Franklin Street Properties.

28 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   REPORT OF THE AUDIT COMMITTEE

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Franklin Street Properties’ Annual Report on Form 10-K for the year ended December 31, 2016.

By the Audit Committee of the Board of Directors of Franklin Street Properties

John N. Burke, Chair
Brian N. Hansen
Dennis J. McGillicuddy
Kenneth A. Hoxsie Georgia Murray

This report is not deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 29

   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES

The following table summarizes the aggregate fees billed by Franklin Street Properties’ independent registered public accounting firm, Ernst & Young LLP, for audit services for each of the last two fiscal years and for other services rendered to the Company in each of the last two fiscal years.

	2016	2015
Audit Fees (1)	$819,126	$658,120
Audit Related Fees(2)	1,995	1,995
Tax Fees (3)	—	—
All Other Fees(4)	—	—
Total Fees	$821,121	$660,115

(1)

Audit fees consist of fees for the annual audit of our financial statements, including the audit of internal control over financial reporting, the reviews of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under “Audit Fees”.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services.
(4)	The Company was not billed by Ernst & Young LLP in 2016 or 2015 for any other fees.

Pre-Approval Policy and Procedures.  The Audit Committee has adopted policies and procedures that require it to preapprove all audit services to be provided to Franklin Street Properties, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to Franklin Street Properties by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable NYSE MKT and SEC rules. During 2015 and 2016, all services provided to Franklin Street Properties by Ernst & Young LLP were pre-approved by the Audit Committee.

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   PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected and appointed Ernst & Young LLP as our independent registered public accounting firm and to audit our consolidated financial statements for the year ending December 31, 2017. Ernst & Young LLP has audited our consolidated financial statements since the year ended December 31, 2003. Although ratification by stockholders is not required by law or by our bylaws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of Franklin Street Properties and its stockholders. If our stockholders do not ratify the appointment Ernst & Young LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firm.

It is anticipated that a representative of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

A majority of all the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. You may vote FOR or AGAINST, or abstain from ratifying the appointment of Ernst & Young LLP. Votes cast FOR ratifying the appointment of Ernst & Young LLP will count as “yes” votes and votes cast AGAINST ratifying the appointment of Ernst & Young LLP will count as “no” votes. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If you own shares in street name, in the absence of your voting instructions, your broker, financial institution or other nominee may choose to vote your shares with respect to ratifying the appointment of Ernst & Young LLP in its discretion.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 31

   PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal Four. After taking into consideration the voting results of the 2011 Annual Meeting and the prior recommendation of our Board of Directors in favor of an annual advisory shareholder vote on the compensation of our Named Executive Officers, we have since held advisory votes on the compensation of our Named Executive Officers every year.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our financial and strategic goals and for driving corporate financial performance and stability. The “Executive Compensation” section of this Proxy Statement, including “Compensation Discussion and Analysis,” describes in detail our executive compensation program and the decisions made by the Compensation Committee and the Board with respect to the year ended December 31, 2016. Highlights of our executive compensation program include the following:

•	Our base salary amounts are generally lower than industry standard levels.
•	None of our executive officers has an employment agreement.
•	Except in the case of a change-in-control of Franklin Street Properties, we are not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.
•

We do not offer stock options, restricted stock awards, deferred compensation, non-equity incentive plan compensation or perquisites, which we believe keeps our compensation simple and straightforward.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement, is hereby approved.

Vote Required

A majority of votes cast at the Annual Meeting is required for adoption of this proposal. You may vote FOR or AGAINST this proposal or you may abstain from voting on this proposal. If you own shares in street name, in the absence of your voting instructions, your broker, financial institution or other nominee may not vote your shares with respect to adopting this proposal in its discretion, resulting in a broker non-vote. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. This proposal is non-binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

32 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   PROPOSAL FOUR — ADVISORY VOTE ON FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

PROPOSAL FOUR – ADVISORY VOTE ON FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal Three, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal Four, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, the Board believes that an executive compensation advisory vote should be held every year, and therefore our Board recommends that you vote for a frequency of every 1 YEAR for future executive compensation advisory votes.

The Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input regarding executive compensation. An annual executive compensation advisory vote is consistent with our practice of reviewing our executive compensation program annually. We believe an annual vote would be the best governance practice for our Company at this time.

Therefore, the Board believes that holding the executive compensation advisory vote every year is in the best interests of the Company and its stockholders and recommends voting for a frequency of every 1 YEAR.

Vote Required

You may vote 1 YEAR, 2 YEARS, 3 YEARS or you may abstain from voting on this proposal.  A majority of votes cast at the Annual Meeting is required to approve one of the frequency options in this proposal. If none of the three frequency options receives the majority of the votes cast, we will consider the frequency option receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders, even if the frequency selected receives less than a majority of the votes cast on the proposal.

If you own shares in street name, in the absence of your voting instructions, your broker, financial institution or other nominee may not vote your shares with respect to adopting this proposal in its discretion, resulting in a broker non-vote. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. This proposal is non-binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of this frequency vote when determining the frequency of future advisory votes on executive compensation.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR 1 YEAR ON THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR 1 YEAR ON THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 33

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

Overview

It is critical that we be able to attract, motivate and retain highly talented individuals at all levels of the organization. We believe that compensation levels should be competitive enough to attract and retain experienced and capable leaders and motivate those individuals to achieve exceptional results and reward them for being instrumental in reaching our strategic goals. At the same time, we believe in simplicity and maintaining compensation at responsible levels. For 2016, the compensation of executives consisted of the same four components as were provided to all of our employees: (1) base salary; (2) the potential for a cash bonus; (3) matching for individual 401(k) plan contributions; and (4) the potential for a payment or payments under our change-in-control program. Although our executives are eligible to be granted awards of common stock under our 2002 stock incentive plan, we have not made any awards under the plan since our initial listing on the American Stock Exchange (now NYSE MKT) in June 2005.  In addition, we do not offer stock options, restricted stock awards, deferred compensation, non-equity incentive plan compensation or perquisites. None of our employees have employment agreements and we do not have any policies that require any of our employees to own our common stock.

Our executive officers consist of the Chief Executive Officer, the Chief Financial Officer, the President and Chief Investment Officer, the General Counsel, the President of FSP Property Management LLC and the Chief Operating Officer.  For the fiscal year ended December 31, 2016, our Named Executive Officers were George J. Carter, our Chief Executive Officer; John G. Demeritt, our Executive Vice President, Chief Financial Officer and Treasurer; Jeffrey B. Carter, our President and Chief Investment Officer; John F. Donahue, Executive Vice President and President of FSP Property Management LLC; and Scott H. Carter, our Executive Vice President, General Counsel and Secretary.

We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on Franklin Street Properties.

The objectives of our executive compensation programs

Our Compensation Committee bases our executive compensation programs on the same core objectives that guide us in establishing all of our compensation programs:

•	Compensation should promote the achievement of our business goals and maximize corporate performance and shareholder returns.
•	Compensation should be based on the principles of competitive and fair compensation and sustained performance.
•

Compensation should be based on the level of job responsibility, individual performance and corporate performance. As employees advance to higher levels within the organization, an increasing proportion of their compensation should be linked to corporate performance and enhancing shareholder value.

•

Compensation should reflect the value of the job in the marketplace. Compensation should be competitive with other employers that compete with us for talent so that we continue to be able to attract and retain highly talented employees.

•

Compensation should reward performance. Our compensation programs should deliver competitive compensation for excellent individual and corporate performance. Similarly, our compensation programs should deliver less compensation, including the possibility of no cash bonus, in the event that individual and/or corporate performance fall short of expectations.

•	Compensation should be equitable. We strive to achieve equitable distributions both for compensation of individual officers and between officers and other employees throughout the organization.
•	Compensation and benefit programs should be designed to attract, motivate and retain highly talented employees who are interested in building a career with us.

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   COMPENSATION DISCUSSION AND ANALYSIS

What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay

Decisions regarding executive compensation are based on various subjective performance criteria, including corporate and individual performance.

Our Compensation Committee has established a number of processes to assist it in ensuring that our executive compensation program achieves its objectives. Among those are:

•

Consideration of various measures of corporate performance, including reviewing the extent to which strategic and business plan goals are met, levels of property acquisitions, performance of properties in our portfolio, gains or losses on property dispositions, levels of earnings, funds from operations, or FFO, dividends and maintaining shareholder value. Our Compensation Committee does not apply a formula or assign these performance measures relative weights. Instead, it makes a subjective determination after considering such measures collectively.

•

Consideration of individual performance. The members of the Compensation Committee meet with the Chief Executive Officer annually at the beginning of the year to discuss both individual and corporate priorities for the current year. At that same meeting, the members of the Compensation Committee meet to conduct a review of the Chief Executive Officer’s performance over the past year based on various subjective performance criteria, including his contributions to individual and corporate priorities, his contribution to corporate performance, the degree to which teamwork and corporate values are fostered and other leadership accomplishments. This evaluation is shared with the Chief Executive Officer and is considered by the Compensation Committee in establishing the Chief Executive Officer’s compensation. With respect to the other Named Executive Officers, the members of the Compensation Committee receive a performance assessment and compensation recommendation from the Chief Executive Officer. In establishing the compensation for each of the other Named Executive Officers, the Compensation Committee is not required to give specific weight to any particular criterion or performance metric. The Compensation Committee considers the performance assessment and compensation recommendation from the Chief Executive Officer and also exercises its own judgment based on various subjective performance criteria, including contributions to corporate performance, the degree to which teamwork and corporate values were fostered and other leadership accomplishments.

•

Comparison of our executive compensation programs as a whole and also a comparison of total executive compensation for each individual with the compensation practices of other companies in the real estate industry. Historically, the Compensation Committee has used the National Association of Real Estate Investment Trusts (NAREIT) Annual Compensation Survey for comparison purposes. To ensure that total compensation is competitive, the Compensation Committee uses the results of the comparison to establish general compensation guidelines. Our Compensation Committee does not apply a formula or assign the survey data relative weight. Instead, it makes a subjective determination for that individual after considering such results collectively.

•

Our stockholders approved each of the prior two years say-on-pay proposals by over 97% of votes cast.  The Compensation Committee considered this support level in its determination to maintain similar compensation policies and elements of compensation in 2016.

Each element of compensation and why we choose to pay each element

(a)	Base Salary

Executive officers are paid a base salary. We believe that a competitive base salary provides an important guaranteed element to compensation. We also believe that the payment of a competitive base salary is consistent with the compensation practices of other comparable companies.

(b)	Cash Bonus

Executive officers are eligible for a cash bonus based on various subjective performance criteria, including corporate and individual performance. The payment of a cash bonus is purely discretionary based upon overall performance and in some years there could be no cash bonus payments. We believe that the opportunity to earn a competitive cash bonus provides a monetary incentive that encourages both corporate and individual performance. We also believe that the payment of a competitive cash bonus is consistent with the compensation practices of other comparable companies.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 35

   COMPENSATION DISCUSSION AND ANALYSIS

(c)	401(k) Matching

Executive officers are eligible to participate in our 401(k) plan. We offer all employees a 401(k) plan that, in 2016, allowed for salary deferrals of up to $18,000 per year (indexed for inflation), or up to $24,000 per year including catch-up provisions for individuals aged 50 or older.  We matched up to 3% of an employee’s compensation (up to a compensation cap of $200,000) for plan year 2016 and will match up to 3% of employee compensation (up to a compensation cap of $200,000) for plan year 2017. Employees make their 401(k) contributions through payroll deductions with pretax dollars. All employees are eligible to participate in the plan immediately upon hiring. The employee’s elective deferrals are immediately vested upon contribution to the 401(k) plan, and the employee has sole decision making authority as to the investment of funds. We believe that our 401(k) plan provides a vehicle for our employees to plan for their long-term security and that such a plan ultimately leads to improved job performance. We also believe that our 401(k) plan is consistent with the compensation practices of other comparable companies.

(d)	Change-in-Control Program

Except in the case of a change-in-control of Franklin Street Properties, we are not obligated to pay severance or other enhanced benefits to Named Executive Officers upon termination of their employment.

In February 2006, we adopted a change-in-control program for all our employees, including our executive officers. The program was adopted in response to merger and consolidation activity within the real estate/real estate investment trust industry and is intended to preserve employee morale and productivity and encourage retention in the event of an actual or rumored change-in-control of Franklin Street Properties. The program is also intended to align employee and shareholder interests by enabling employees to consider corporate transactions that are in the best interests of the shareholders and other constituents of Franklin Street Properties without undue concern over whether the transaction or transactions may jeopardize the employee’s own employment.

Although there are some differences in payment amounts depending on the employee’s job level, the basic elements of the program are comparable for all employees:

•

The program consists of two components: a fixed payment pursuant to a retention agreement between the employee and Franklin Street Properties and the potential for an additional discretionary payment pursuant to a discretionary plan.

•

The triggering event for both components is a change-in-control of Franklin Street Properties. A change-in-control of Franklin Street Properties, as defined in the plan, generally refers to a change in ownership or effective control of Franklin Street Properties or a change in ownership of a substantial portion of the assets of Franklin Street Properties.

•

Under the retention agreement component of the program, employees would receive a payment as soon as practicable following the closing of the change-in-control, but in no event more than thirty days following the closing of the change-in-control. Executive officers would receive payments equal to three years of their base salaries plus a bonus opportunity payment equal to three years of their base salaries. For purposes of the retention agreement component of the program, base salary refers to the base salary of the employee in effect at the time of the closing of the change-in-control. Payments under the retention agreements are subject to a possible reduction, if any, after the tax consequences of the payment are determined.

•

Under the discretionary plan component of the program, immediately prior to the closing of the change-in-control, our Board of Directors may (but is not obligated to) establish a discretionary pool of funds equal to 1% of the market capitalization of Franklin Street Properties immediately prior to the closing of the change-in-control less the total amount of payments to all employees under the retention agreement component of the program. Our Board of Directors would have complete discretion to award all, a portion or none of the discretionary plan pool of funds to any employees of Franklin Street Properties, including the executive officers. Payments under the discretionary plan component are subject to a possible reduction, if any, after the tax consequences of the payment are determined.

Prior to adopting our change-in-control program, management reviewed plans similar to our retention agreement component offered by approximately ten other publicly-traded real estate investment trusts and concluded that our triggering event was generally consistent with the peer group. Management did not review any plans that were comparable

36 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   COMPENSATION DISCUSSION AND ANALYSIS

to our discretionary plan but concluded that, on balance, the total potential payout amounts under our change-in-control program are generally consistent with the range offered by the peer group.

Our Chief Executive Officer has voluntarily elected not to participate in the retention agreement component of our change-in-control program.

(e)	Awards of Common Stock under our 2002 Stock Incentive Plan

Executive officers are eligible for awards of common stock under our 2002 stock incentive plan. The 2002 stock incentive plan permits our Board of Directors to award up to 2,000,000 shares of our common stock to eligible participants. Prior to our listing on the American Stock Exchange (now the NYSE MKT) in June 2005, our employees were not able to purchase our common stock. We determined that it was necessary and appropriate to be able to compensate our employees with stock awards as a means of attracting, retaining and motivating key personnel and to align the interests of management and all personnel with those of our stockholders. All of our employees, officers and directors are eligible to participate in the plan. There have been no awards of common stock under the 2002 stock incentive plan since we started listing our common stock on a stock exchange in June 2005, as employees are now able to purchase common stock in the open market. As of March 3, 2017, 1,944,428 shares of our Common Stock were available under the plan. Although we have not made any awards under the 2002 stock incentive plan since 2005, we may determine in the future to grant stock awards under the 2002 stock incentive plan or a new stock plan in order to attract, retain, or motivate our executives.

How each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding other elements

Overview

Our overall results for 2016 were positive. The Compensation Committee believes that our executive officers worked diligently during 2016 to substantially complete the Company’s initiative to transform its property portfolio by disposing of smaller, suburban office assets and replacing them with larger, urban infill and central business district office assets located primarily in our top five markets of Atlanta, Dallas, Denver, Houston and Minneapolis.  During 2016, we sold two suburban assets that resulted in gross proceeds of approximately $27.7 million, received gross repayments of approximately $40 million from Sponsored REIT Loans (as defined in our Annual Report on Form 10-K), and acquired three urban infill office assets in Atlanta, Denver and Minneapolis for an aggregate purchase price of approximately $281 million.  We believe that the transformed portfolio has the potential to provide higher profit and asset value growth over a longer period of time.  Based upon its review of the compensation practices of other comparable companies, the Compensation Committee believes that total compensation for the executive officers is within the range of total compensation paid to executive officers with comparable qualifications, experience and responsibilities in the same or similar businesses and of comparable size and success.

(a)	Base Salary

In reviewing base salaries for 2016, the members of the Compensation Committee applied the principles described above under “What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay.” Based upon the recommendation of the Chief Executive Officer, the Compensation Committee approved annualized base salary increases of approximately 3% for each of the executive officers other than the Chief Executive Officer. The annualized base salary levels for these positions had a similar increase for 2015. The annualized base salary increases were effective on January 24, 2016. With respect to the Chief Executive Officer, the Compensation Committee made a subjective determination that the Chief Executive Officer’s overall performance was excellent.  However, at the request of the Chief Executive Officer, the Compensation Committee did not make any recommendation to increase the base salary for the Chief Executive Officer to our Board of Directors.  The last time that our Chief Executive Officer accepted a base salary increase was on February 6, 2015.  Our base salary amounts are generally lower than industry standard levels. Accordingly, compensation of these positions will be weighted proportionately greater towards year-end bonus amounts based upon corporate and individual performance.

(b)	Cash Bonus

In awarding cash bonuses for 2016, the members of the Compensation Committee applied the principles described above under “What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay.” Based upon the recommendation of the Chief Executive Officer, the Compensation Committee approved cash bonuses for each of the executive officers other than the Chief Executive Officer

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 37

   COMPENSATION DISCUSSION AND ANALYSIS

in the amounts recommended by the Chief Executive Officer.  In making his recommendations, the Chief Executive Officer noted, and the Compensation Committee made a subjective determination, that each officer’s area of responsibility and accountability (i.e., business unit) contributed to the Company’s performance during 2016, as a result of each person’s leadership and direction. It was further noted that each of these individuals was considered to be integral to the daily operations of Franklin Street Properties and of great value to Franklin Street Properties and firmly committed to doing what is in the best interests of our stockholders.  The Chief Executive Officer also noted, and the Compensation Committee agreed, that each of the executive officers meaningfully contributed to the Company’s portfolio transformation strategy.

The cash bonus amounts are higher than those paid for 2015, but are generally consistent with prior years. The Compensation Committee believes that the cash bonus amounts are within the range of total compensation paid to executive officers with comparable qualifications, experience and responsibilities in the same or similar businesses and of comparable size and success. For the year ended December 31, 2016, our overall results were positive and included: the strategic dispositions and acquisitions described above that led to substantial completion of our portfolio transformation strategy; an increase in the price per share of our common stock of approximately 25% to $12.96 per share at fiscal year-end 2016 versus $10.35 per share at fiscal year-end 2015; and the execution of strategic leasing renewals ahead of lease expirations in future periods.  In addition, we were able to maintain a strong balance sheet throughout 2016, which as of December 31, 2016 included approximately $220 million available on our $500 million revolving line of credit, $9.3 million in cash, $961 million of stockholders’ equity and no permanent mortgage indebtedness on any of the properties in our portfolio.  The Compensation Committee believes that our overall and relative performance for 2016 is a direct consequence of the dedication and hard work of these individuals and their staffs.

The Compensation Committee also reviewed and evaluated the performance of the Chief Executive Officer during 2016 by applying the principles described above under “What our executive compensation programs are designed to reward and how we determine the amount (and, where applicable, the formula) for each element to pay.” As previously stated, we achieved positive overall results for 2016. The Compensation Committee made a subjective determination that the combined business units performed well under the leadership, focus and discipline of the Chief Executive Officer.  For the reasons discussed above and based upon an evaluation of other more subjective performance measurements, the Compensation Committee determined that Franklin Street Properties had a positive year relative to the broader macroeconomic environment in which we found ourselves and in light of our substantially completed portfolio transformation initiative. The Chief Executive Officer’s overall performance in that relative context was considered excellent by the Compensation Committee.  Accordingly, the Compensation Committee recommended, and our Board of Directors accepted, an increase to the Chief Executive Officer’s cash bonus from $350,000 for 2015 performance to $500,000 for 2016 performance.

(c)	401(k) Matching

There were no proposals made to modify our 401(k) plan program in 2016.

(d)	Change-in-Control Program

Because we determined that our change-in-control program continues to satisfy its original intended purpose, there were no proposals made to modify the program in 2016.

(e)	Awards of Common Stock under our 2002 Stock Incentive Plan

Because we determined that we were able to adequately compensate the executive officers who make up the corporate management team with salary and cash bonuses in 2016, no common stock awards were made in 2016.

38 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation for services to Franklin Street Properties for the 2014, 2015 and 2016 fiscal years, of (1) our principal executive officer, (2) our principal financial officer and (3) our other three most highly compensated executive officers who were serving as executive officers as of December 31, 2016 (collectively, our “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
Name and Principal				Awards	Awards	Compensation	Compensation	Compensation
Position	Year	Salary ($)	Bonus ($)	($)	($)	($)	Earnings	($) (1)	Total ($)
George J. Carter,	2016	$301,154	$500,000	N/A	N/A	N/A	N/A	$6,000	$807,154
Chief Executive Officer	2015	$296,250	$350,000	N/A	N/A	N/A	N/A	$6,000	$652,250
(PEO)	2014	$225,865	$500,000	N/A	N/A	N/A	N/A	$6,000	$731,865

John G. Demeritt,	2016	$247,677	$470,000	N/A	N/A	N/A	N/A	$6,000	$723,677
Executive Vice President,	2015	$240,436	$455,000	N/A	N/A	N/A	N/A	$6,000	$701,436
Chief Financial Officer and	2014	$233,407	$408,000	N/A	N/A	N/A	N/A	$6,000	$647,407
Treasurer (PFO)

Jeffrey B. Carter,	2016	$209,782	$480,000	N/A	N/A	N/A	N/A	$6,000	$695,782
President and Chief	2015	$203,649	$421,120	N/A	N/A	N/A	N/A	$6,000	$630,769
Investment Officer	2014	$197,695	$377,520	N/A	N/A	N/A	N/A	$6,000	$581,215

Scott H. Carter,	2016	$215,371	$460,000	N/A	N/A	N/A	N/A	$6,000	$681,371
Executive Vice President,	2015	$209,075	$379,280	N/A	N/A	N/A	N/A	$6,000	$594,355
General Counsel and
Secretary

John F. Donahue,	2016	$179,477	$315,000	N/A	N/A	N/A	N/A	$6,000	$500,477
Executive Vice President
and President of FSP
Property Management LLC

NOTE

(1)

Consists of a 401(k) match from Franklin Street Properties. For additional information, please refer to the discussion included above under the heading – “Compensation Discussion and Analysis – Each element of compensation and why we choose to pay each element – (c) 401(k) Matching.”

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 39

   COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

By the Compensation Committee of the Board of Directors of Franklin Street Properties.

Georgia Murray, Chair
John N. Burke
Brian N. Hansen Kathryn P. O’Neil

40 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In February 2006, we adopted a change-in-control program for all our employees, including our executive officers. We adopted the program in response to merger and consolidation activity within the real estate/real estate investment trust industry, to preserve employee morale and productivity and to encourage retention in the event of an actual or rumored change-in-control of the Company. The program is also intended to align employee and shareholder interests by enabling employees to consider corporate transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether the transaction or transactions may jeopardize the employee’s own employment. For an overview of our change-in-control program, please refer to the discussion included under the heading “Compensation Discussion and Analysis – Each element of compensation and why we choose to pay each element – (d) Change-in-Control Program.”

Assuming that the closing of a change-in-control occurred on December 31, 2016, the last business day of the fiscal year ended December 31, 2016, our Named Executive Officers would be entitled to payment of the following amounts under the retention agreement component of our change-in-control program:

	Potential Payment due under
Name and Principal Position	the Retention Agreement
George J. Carter, Chief Executive Officer (PEO)	N/A	(1)

John G. Demeritt, Executive Vice President, Chief Financial Officer and Treasurer (PFO)	$1,486,062	(2)

Jeffrey B. Carter, President and Chief Investment Officer	$1,258,692	(2)

Scott H. Carter, Executive Vice President, General Counsel and Secretary	$1,292,226	(2)

John F. Donahue, Executive Vice President and President of FSP Property Management LLC	$1,076,862	(2)

TOTAL	$5,113,842

NOTES

(1)	George J. Carter has voluntarily elected not to participate in the retention agreement component of our change-in-control program.
(2)

These are lump-sum payments equal to three years of base salaries plus a bonus opportunity payment equal to three years of base salaries. The payment amounts are subject to a possible reduction, if any, after the tax consequences are determined.

Under the discretionary plan component of our change-in-control program, our Board of Directors has the right, but not the obligation, to establish a discretionary pool of funds equal to 1% of our market capitalization immediately prior to the closing of the change-in-control. On December 31, 2016, there were 107,231,155 shares of our common stock outstanding, and the closing price per share of our common stock was $12.96. Accordingly, on December 31, 2016, our market capitalization was $1,389,715,768, and 1% of our market capitalization equaled $13,897,157. This $13,89,157 amount would then be reduced by the total amount of payments due and payable to all of our employees (including our Named Executive Officers) under the retention agreement component of our change-in-control program. Our Board of Directors would then have complete discretion to award all, a portion or none of the remaining balance to any of our employees, including our Named Executive Officers. As is the case with the retention agreement component of our change-in-control program, any payments under the discretionary plan component are subject to a possible reduction, if any, after the tax consequences are determined.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 41

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the common stock of Franklin Street Properties as of March 3, 2017 by each director or nominee for director, by each of the Named Executive Officers named in the Summary Compensation Table herein, by each person or entity known by us to own beneficially more than 5% of common stock, and by all current directors and executive officers as a group.

		Percentage of
	Number of Shares	Outstanding
	Beneficially Owned (1)	Common Stock (2)
Named Executive Officers and Directors

Dennis J. McGillicuddy (3)	2,518,521	2.35%
George J. Carter (4)	1,003,531	*
Brian N. Hansen (5)	60,000	*
Kenneth A. Hoxsie	40,000	*
Georgia Murray (6)	36,125	*
John G. Demeritt	36,000	*
John N. Burke	20,914	*
Jeffrey B. Carter (7)	18,975	*
Kathryn P. O’Neil (8)	10,000	*
Scott H. Carter (9)	3,550	*
John F. Donahue	1,000	*
All current directors and executive officers as a group (12 persons)	3,752,486	3.50%
5% Beneficial Owners

The Vanguard Group (10)	16,757,673	15.62%
BlackRock, Inc. (11)	14,153,602	13.20%
Vanguard Specialized Funds - Vanguard REIT Index Fund (12)	7,669,251	7.15%
Fuller & Thaler Asset Management, Inc. (13)	7,424,422	6.92%

*Less than 1%.

(1)

We do not have any outstanding stock options or other securities exercisable or convertible into common stock. Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of shares as beneficially owned does not constitute an admission of beneficial ownership. All share amounts reported have been rounded to the nearest whole share.

(2)	Based upon 107,231,155 shares outstanding as of March 3, 2017.
(3)

Consists of (i) 2,495,484 shares held by McGillicuddy Investments Limited Partnership III, or MILP III, (ii) 8,946 shares held by various trusts for Mr. McGillicuddy’s grandchildren, of which Mr. McGillicuddy’s spouse is a trustee, and (iii) 14,091 shares held by Mr. McGillicuddy’s spouse.  Mr. McGillicuddy disclaims beneficial ownership of those shares held for the benefit of his spouse, those held by trusts for his grandchildren, and those held by MILP III. Mr. McGillicuddy and his wife own all of the limited partnership interest in MILP III. Mr. McGillicuddy has shared dispositive power and no voting power over the shares held by MILP III. Excludes 404,499 shares held by the McGillicuddy FLP Irrevocable Trust of 2003, of which Mr. McGillicuddy’s son is trustee and has sole investment and voting power over the shares. Mr. McGillicuddy has placed 2,509,575 shares of his common stock in a broker’s margin/line of credit account.

42 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(4)	Includes 945,531 shares held by Mr. Carter and his spouse, Judith I. Carter, with whom Mr. Carter shares investment and voting power.
(5)	Includes 40,000 shares held by Mr. Hansen and his spouse, Elizabeth Hansen, with whom Mr. Hansen shares investment and voting power.
(6)	All 36,125 shares held by Ms. Murray and her spouse, Mark Maloney, with whom Ms. Murray shares investment and voting power.
(7)	Includes 2,350 shares held by Mr. Carter and his spouse, Brette Carter, with whom Mr. Carter shares investment and voting power.
(8)	All 10,000 shares held by Ms. O’Neil and her spouse, Ford E. O’Neil, with whom Ms. O’Neil shares investment and voting power.
(9)	Includes 550 shares held by Mr. Carter and his spouse, Cristie Carter, with whom Mr. Carter shares investment and voting power.
(10)

Based solely on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2017 by The Vanguard Group, Inc., reporting sole power to vote or direct the vote over 250,458 shares, shared power to vote or direct the vote over 122,214 shares, sole power to dispose or direct the disposition of 16,518,183 shares, and shared power to dispose or direct the disposition of 239,490 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(11)

Based solely on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on January 12, 2017 by BlackRock Inc., reporting sole power to vote or direct the vote over 13,885,118 shares and sole power to dispose or direct the disposition of 14,153,602 shares. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10022.

(12)

Based solely on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2017 by Vanguard Specialized Funds – Vanguard REIT Index Fund, reporting sole power to vote or direct the vote over 7,669,251 shares. The address of Vanguard Specialized Funds – Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(13)

Based solely on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 23, 2017 by Fuller & Thaler Asset Management, Inc., reporting sole power to vote or direct the vote over 7,274,522 shares and sole power to dispose or direct the disposition of 7,424,422 shares. The address of Fuller & Thaler Asset Management, Inc. is 411 Borel Avenue, Suite 300, San Mateo, California 94402.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 43

   SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information about Franklin Street Properties’ common stock that may be issued under all of our equity compensation plans as of December 31, 2016. Franklin Street Properties has only one equity compensation plan, the 2002 stock incentive plan. Our stockholders approved this plan in May 2002.

	(a)	(b)	(c)
	Number of	Weighted-
	Securities to	Average	Number of Securities
	be Issued Upon	Exercise Price	Available for Future
	Exercise	of	Issuance Under Equity
	of Outstanding	Outstanding	Compensation Plans
	Options,	Options,	(Excluding Securities
	Warrants and	Warrants and	Reflected in Column
Plan Category	Rights(1)	Rights	(a)(1))
Equity Compensation Plans Approved by Security Holders	None	N/A	1,944,428	(2)
Equity Compensation Plans Not Approved by Security Holders	None	N/A	N/A
Total	None	N/A	1,944,428

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.
(2)	The 2002 stock incentive plan provides for the granting of awards consisting of shares of common stock.

44 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH RELATED PERSONS

Related Person Transaction Policy

On February 2, 2007, our Board of Directors adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Franklin Street Properties is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a related person transaction, the related person must report the proposed related person transaction to our Chief Operating Officer or General Counsel.

The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually. A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;
•	the approximate dollar value of the amount involved in the related person transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to us of, the transaction; and
•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests.

The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the Securities and Exchange Commission’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•	interests arising only from the related person’s position and ownership level as a director of another corporation or organization that is a party to the transaction;
•

interests arising only from the position and ownership level from direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 45

   TRANSACTIONS WITH RELATED PERSONS

•	interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;
•

a transaction that involves compensation to an executive officer if the compensation has been approved, or recommended to the Board of Directors for approval, by the Compensation Committee of the Board of Directors or a group of independent directors of Franklin Street Properties performing a similar function;

•	a transaction that involves compensation to a director for services as a director of Franklin Street Properties if such compensation will be reported pursuant to Item 402(k) of Regulation S-K;
•	a transaction that is specifically contemplated by provisions of Franklin Street Properties’ charter or bylaws;
•	interests arising solely from indebtedness of a significant stockholder or an immediate family member of a significant stockholder to us;
•	a transaction where the rates or charges involved in the transaction are determined by competitive bids;
•	a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority;
•	a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;
•

interests arising as a result of a related person serving at our request as an officer and/or director of another company, including single-purpose real estate investment trusts whose equity syndication we sponsored, which we refer to as Sponsored REITs; or

•

a transaction that involves the payment by a Sponsored REIT to Franklin Street Properties (or any wholly-owned subsidiary thereof) of customary fees including, without limitation, acquisition, syndication, sales commissions, interim financing, investor servicing fees and asset management fees.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

The policy is available on our website at http://www.fspreit.com.

Transactions with Related Persons

George J. Carter, John G. Demeritt, John F. Donahue and Jeffery B. Carter, each of whom is an executive officer of Franklin Street Properties, serve, at our request, as executive officers and directors of each of the Sponsored REITs. In addition, Janet P. Notopoulos, our former Executive Vice President and member of our Board of Directors, served as an executive officer and director of each of the Sponsored REITs in the first half of 2016. None of such persons receives any remuneration from the Sponsored REITs for such service. We are involved in several transactions with the Sponsored REITs.

As noted above, interests arising as a result of a related person serving as an officer and/or director of a Sponsored REIT at our request and any transaction that involves the payment by a Sponsored REIT to Franklin Street Properties (or any wholly-owned subsidiary thereof) of customary fees including, without limitation, acquisition, syndication, sales commissions, interim financing and management fees are excluded from the review, approval and ratification requirements of our related person transaction policy. See “Related Person Transaction Policy.”

From time to time Franklin Street Properties may make secured loans (individually, “Sponsored REIT Loan” and collectively, “Sponsored REIT Loans”) to Sponsored REITs in the form of mortgage loans or revolving lines of credit to fund construction costs, capital expenditures, leasing costs and for other purposes. The Company anticipates that each Sponsored REIT Loan will be repaid at maturity or earlier from long term financings of the underlying properties, cash flows from the underlying properties or some other capital event. Each Sponsored REIT Loan is secured by a mortgage on the underlying property and has a term of approximately two to three years. Except for a mortgage loan which bears interest at a fixed rate, advances under each Sponsored REIT Loan bear interest at a rate equal to the 30-day LIBOR rate plus an agreed

46 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

   TRANSACTIONS WITH RELATED PERSONS

upon amount of basis points and most advances also require a 50 basis point draw fee. The following tables summarize the Sponsored REIT Loans outstanding from January 1, 2016 through December 31, 2016 and from January 1, 2017 through January 31, 2017:

Sponsored REIT Loans from January 1, 2016 through December 31, 2016:

				Total
				Financing			Amount
				Commitment			Drawn and
		Original	Interest	and Exit	Interest		Outstanding
		Principal	Rate at	Fees Earned	Income		as of
	Date of	Amount of	December 31,	by the	Earned by the		December 31,
	Loan	Note	2016	Company	Company	Maturity Date	2016
FSP Satellite Place Corp.	17-Apr-09	$5,500,000	5.03%	$—	$206,000	31-Mar-17	$3,180,000
FSP 1441 Main Street Corp.	17-Apr-09	10,800,000	5.03%	—	447,000	31-Mar-17	9,000,000
FSP 385 Interlocken Development Corp.	31-Mar-09	42,000,000	—%	—	90,000	(1)	—
FSP Energy Tower I Corp.	5-Jul-12	33,000,000	6.41%	104,000	2,396,000	30-Jun-17	33,000,000
FSP Energy Tower I Corp.	3-Jul-14	20,000,000	5.63%	20,000	458,000	30-Jun-17	15,600,000
FSP Monument Circle LLC	7-Dec-15	21,000,000	4.90%	67,000	1,046,000	7-Dec-18	21,000,000
		$132,300,000		$191,000	$4,643,000		$81,780,000

(1)	Loan was repaid on January 19, 2016.

Sponsored REIT Loans from January 1, 2017 through January 31, 2017:

				Total			Amount
				Financing			Drawn and
		Original	Interest	Commitment	Interest		Outstanding
		Principal	Rate at	and Exit Fees	Income		as of
		Amount of	January 31,	Earned by the	Earned by the		January 31,
	Date of Loan	Note	2017	Company	Company	Maturity Date	2017
FSP Satellite Place Corp.	17-Apr-09	$5,500,000	5.17%	$—	$14,000	31-Mar-17	$3,180,000
FSP 1441 Main Street Corp.	17-Apr-09	10,800,000	5.17%	—	40,000	31-Mar-17	9,000,000
FSP 385 Interlocken Development Corp.	31-Mar-09	42,000,000	—%	—	—	(1)	—
FSP Energy Tower I Corp.	5-Jul-12	33,000,000	6.41%	9,000	222,000	30-Jun-17	33,000,000
FSP Energy Tower I Corp.	3-Jul-14	20,000,000	5.77%	—	38,000	30-Jun-17	15,600,000
FSP Monument Circle LLC	7-Dec-15	21,000,000	4.90%	6,000	89,000	7-Dec-18	21,000,000
		$132,300,000		$15,000	$403,000		$81,780,000

(1)	Loan was repaid on January 19, 2016.

Total management fee income paid by the Sponsored REITs to the Franklin Street Properties amounted to approximately $631,000 for the year ended December 31, 2016. As of January 31, 2017, the total management fee income earned by Franklin Street Properties during 2017 was approximately $54,000. Management fees are approximately 1% of collected rents.

In addition, George J. Carter’s son, Jeffrey B. Carter, is President and Chief Investment Officer of Franklin Street Properties. Mr. Jeffrey B. Carter’s compensation for the year ended December 31, 2016 is set forth above in the Summary Compensation Table. In addition, George J. Carter’s other son, Scott H. Carter, is Executive Vice President, General Counsel and Secretary of Franklin Street Properties.  Mr. Scott H. Carter’s compensation for the year ended December 31, 2016 is set forth above in the Summary Compensation Table.

FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT 47

   OTHER INFORMATION

OTHER INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of copies of reports filed by the directors and executive officers of Franklin Street Properties and beneficial owners of more than 10% of our common stock pursuant to Section 16(a) of the Exchange Act or written representations from the persons required to file reports under Section 16(a) of the Exchange Act, we believe that during 2016 all filings required to be made by such reporting persons were timely made in accordance with the requirements of Section 16(a) of the Exchange Act, with the exception of a late Form 4 reporting purchases of our common stock that was filed with the SEC on March 3, 2016 on behalf of Ms. Kathryn P. O’Neil.

MATTERS TO BE CONSIDERED AT THE MEETING

The Board of Directors does not know of any other matters that may come before the annual meeting. However, if any other matters are properly presented to the annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION OF PROXIES

All costs of solicitation of proxies will be borne by Franklin Street Properties. In addition to solicitations by mail or via the Internet, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 of the Exchange Act, proposals of stockholders intended to be included in our proxy statement for the 2018 Annual Meeting must be received by Franklin Street Properties at its principal office not later than December 1, 2017. In addition, according to our bylaws, any stockholder proposal, including nominations for election to the Board, intended to be presented at an annual meeting, but not considered for inclusion in our proxy statement relating to such meeting, must be received at Franklin Street Properties’ principal office no more than 120 days or less than 90 days before the first anniversary of the mailing date of the preceding year’s proxy materials. For the 2018 annual meeting, that means that a stockholder must deliver proper notice of a proposed nominee or action that is proposed to be presented at the 2018 Annual Meeting but not be included in the proxy statement for such meeting to the Secretary of Franklin Street Properties between December 1, 2017 and December 31, 2017. In addition to the timing of the delivery of the notice, our bylaws include specific information that must be provided and procedures that must be followed to submit a proposal.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The Company may participate in the practice of “householding” proxy statements, annual reports and Notices of Internet Availability of proxy materials, meaning that the Company delivers a single document to a household, even though two or more stockholders live under the same roof or a stockholder has shares registered in multiple accounts, unless the Company has received an instruction to the contrary from one or more of the stockholders. This practice enables the Company to reduce the expense of printing and mailing associated with proxy statements and reduces the amount of duplicative information a stockholder may currently receive.

The Company will promptly deliver a separate copy of any of the foregoing documents to a stockholder if a stockholder writes to or calls the Company at the following address or phone number: Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, (877) 686-9496. If a stockholder wants to receive separate copies of the annual report and proxy statement or Notice of Internet Availability of proxy materials in the future, or if the stockholder is receiving multiple copies and would like to receive only one copy for his or her household, said stockholder should contact the Company at the above address and phone number.

48 FRANKLIN STREET PROPERTIES CORP. | 2017 PROXY STATEMENT

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, May 10, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. FRANKLIN STREET PROPERTIES CORP. 401 EDGEWATER PLACE SUITE 200 WAKEFIELD, MA 01880 ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Franklin Street Properties Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Wednesday, May 10, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Franklin Street Properties Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E19679-P86446 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY FRANKLIN STREET PROPERTIES CORP. The Board of Directors recommends that you vote FOR the following: Vote on Directors 1. To elect two Class III Directors, each to serve for a term expiring at the 2020 annual meeting of stockholders: Nominees: 01) George J. Carter For Withhold ! ! ! ! 02) Georgia Murray The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! 2. To ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. To approve, by non-binding vote, our executive compensation. 3. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain ! ! ! ! 4.To recommend, by non-binding vote, the frequency of future executive compensation advisory votes. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. In their discretion, the named Proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ANY ELECTION TO OFFICE, FOR ITEMS 2 AND 3 AND 1 YEAR IN ITEM 4. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and the 2016 Annual Report to Stockholders are available at www.proxyvote.com. E19680-P86446 FRANKLIN STREET PROPERTIES CORP. ANNUAL MEETING OF STOCKHOLDERS - May 11, 2017 This Proxy is solicited by the Board of Directors of the Company The undersigned, having received notice of the 2017 Annual Meeting and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) George J. Carter and Scott H. Carter, and each of them (with full power of substitution), as proxies of the undersigned to attend the 2017 Annual Meeting of Stockholders of Franklin Street Properties Corp. (the "Company") to be held on Thursday, May 11, 2017 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR ITEMS 2 AND 3 AND 1 YEAR IN ITEM 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE